UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 27, 2009 (April 23, 2009)
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton, HM08
Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 27, 2009, the Company issued a press release announcing that its Board of Directors voted to expand the board to eight members from the current seven and subsequently appointed Dr. John V. Lombardi to fill the newly created vacancy. Dr. Lombardi will join the board as a Class I Director which has a term through the Company’s 2010 annual general meeting of shareholders. A copy of the Company’s press release announcing Dr. Lombardi’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
99.1	Press release issued by the Company on April 27, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nabors Industries Ltd.
Date: April 27, 2009	By:	/s/ Mark Andrews
Mark Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Nabors Industries Ltd. on April 27, 2009.